AMENDMENT NO. 5
                               TO
                    LOAN AND SECURITY AGREEMENT


    THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT
("Amendment"), dated the 13th day of March, 1998, made by and between

    FLEET CAPITAL CORPORATION (formerly known as Shawmut Capital Corporation and successor by assignment from Barclays Business Credit, Inc.), a Rhode Island corporation (the "Lender"); and

    COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN PHONE CENTERS,
INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"), COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC. ("CTII"), SCOTT TECHNOLOGIES CORPORATION ("STC"), COMDIAL CUSTOM MANUFACTURING, INC. ("CCM"),
COMDIAL VIDEO TELEPHONY, INC. ("CVT"), COMDIAL TECHNOLOGY
CORPORATION ("CTC"), COMDIAL TELECOMMUNICATIONS, INC. ("CTI"),
AURORA SYSTEMS, INC. ("ASI"), KEY VOICE TECHNOLOGIES, INC. ("KVTI"), and CTI's wholly-owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS
CORPORATION ("CBCC"), and COMDIAL CONSUMER COMMUNICATIONS
CORPORATION ("CCCC"; Parent, ATC, APC, CES, CTII, STC, CCM, CVT, CTC, CTI, ASI, KVTI, CBCC and CCCC being hereinafter referred to collectively as the "Borrowers" and, individually, as a "Borrower"), each a Delaware corporation, to the Loan and Security Agreement, dated February 1, 1994 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                RECITALS

     A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral and the Realty.

     B. The Loan Agreement was previously amended by a certain Consolidated Amendment No. 1 thereto, dated March 13, 1996, a certain Amendment No. 2 thereto, dated June 28, 1996, a certain Amendment No. 3 thereto, dated as of September 27, 1996, and a certain Amendment No. 4 thereto, dated March 27, 1997.

     C. The Borrowers and the Lender now desire to further amend the Loan Agreement as set forth herein.


                          STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrowers and the Lender hereby agree as follows:

                                ARTICLE I

                            AMENDMENTS TO LOAN AGREEMENT

The Loan Agreement is hereby amended as follows:

1.1 Definitions. Section 1.1, Definitions, is amended by deleting the definition of "Adjusted Availability" in its entirety.

1.2. Capital Expenditures. Section 9.2(L), Capital Expenditures, is amended in its entirety to read as follows:

"(L)    Capital Expenditures.  Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to all Borrowers and their Subsidiaries, exceed $4,500,000 during the fiscal year ending December 31, 1997; and $5,000,000 during any fiscal year there-after."

1.3.    Leases.  Section 9.2(W), Leases, is deleted.

1.4. Consolidated Debt Service Coverage Ratio. Section 9.3(C), Consolidated Debt Service Coverage Ratio, is amended to provide that for the first fiscal quarter of the fiscal year ending December 31, 1997 and the first fiscal quarter of each fiscal year thereafter, the Consolidated Debt Service Coverage Ratio required to be maintained by the Borrowers shall be
 .30 to 1.0.

1.5. Minimum Current Ratio. Section 9.3(D), Minimum Current Ratio, is deleted.

1.6. Minimum Adjusted Availability. Section 9.3(F), Minimum Adjusted Availability, is deleted.

                              ARTICLE II

                     REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Lender that:


2.1. Compliance with the Loan Agreement and Other Loan Documents. As of the execution of this Amendment, each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by such Borrower, except where the failure of such Borrower to comply has been waived in writing by the Lender.

2.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of each Borrower set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except for any changes in the nature of any Borrower's business or operations which have occurred in the ordinary course of business that would render the information contained in any exhibit attached to the Loan Agreement either inaccurate or incomplete in any material respect, so long as (a) the Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or 9.1(A), Borrowers have given notice as required by such sections.

2.3. No Event of Default. After giving effect to this Amendment, no Default or Event of Default exists.

                              ARTICLE III

                    MODIFICATION OF LOAN DOCUMENTS

3.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

                             ARTICLE IV

                              GENERAL

4.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

4.3 Counterparts. This Amendment may be executed in one or more counter-parts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.


4.4 Expenses. Borrowers shall reimburse the Lender for all reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

4.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

4.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executedand delivered on the date first above written.

BORROWERS:

ATTEST:                                 COMDIAL CORPORATION

_\s\ Linda P> Falconer__                By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President

   [CORPORATE SEAL]

ATTEST:                                 AMERICAN TELECOMMUNICATIONS
                                        CORPORATION

_\s\ Linda P> Falconer________________  By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

[CORPORATE SEAL]

ATTEST:                                 AMERICAN PHONE CENTERS, INC.

_\s\ Linda P> Falconer___________       By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

(Signatures continued on next page)

ATTEST:                                 COMDIAL ENTERPRISE SYSTEMS, INC.

_\s\ Linda P> Falconer__________        By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 COMDIAL TELECOMMUNICATIONS
                                        INTERNATIONAL, INC.

_\s\ Linda P> Falconer_____________     By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 SCOTT TECHNOLOGIES CORPORATION

_\s\ Linda P> Falconer_____________     By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 COMDIAL CUSTOM MANUFACTURING, INC.
_\s\ Linda P> Falconer____________      By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 COMDIAL VIDEO TELEPHONY, INC.

_\s\ Linda P> Falconer___________       By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

[CORPORATE SEAL]

(Signatures continued on next page)

ATTEST:                                 COMDIAL TECHNOLOGY CORPORATION

_\s\ Linda P> Falconer_____________     By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 COMDIAL TELECOMMUNICATIONS, INC.

_\s\ Linda P> Falconer_____________     By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 AURORA SYSTEMS, INC.

_\s\ Linda P> Falconer______________    By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 KEY VOICE TECHNOLOGIES, INC.

_\s\ Linda P> Falconer_____________     By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

ATTEST:                                 COMDIAL BUSINESS COMMUNICATIONS
                                        CORPORATION

_\s\ Linda P> Falconer______________    By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

   [CORPORATE SEAL]

(Signatures continued on next page)

ATTEST:                                 COMDIAL CONSUMER COMMUNICATIONS
                                        CORPORATION

_\s\ Linda P> Falconer_______________   By: \s\ Christian L. Becken____
  Assistant Secretary                   Title:_  Senior Vice President__

[CORPORATE SEAL]

LENDER:

                                        FLEET CAPITAL CORPORATION
                                        By: _\s\ Roland J. Robinson_____
                                        Title: Senior Vice President__

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